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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                       the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): September 25, 1997

                             Total Control Products, Inc.
                (Exact name of registrant as specified in its charter)




         Illinois                  333-18539                  36-3209178
        ----------                -----------              ----------------
(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)            File number)            Identification No.)


2001 North Janice Avenue
Melrose Park, Illinois                                60160
----------------------------------------           ----------
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (708) 345-5500



                   _____________________________________________________
                   Former name or former address, if changed since last report

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Item 5.       OTHER EVENTS.

    On September 26, 1997, a majority owned subsidiary of Total Control Products, Inc. (the "Registrant"), Taylor Industrial Software, Inc., an Alberta corporation ("TIS") sold its TESS software product to Taylor Manufacturing Systems, Inc., a Georgia corporation ("TMS") and Neil Taylor ("Taylor"), a director and executive officer of the Registrant for approximately $4 million (U.S.), pursuant to the terms of an asset purchase agreement (the "Agreement") effective as of August 1, 1997 by and among the Registrant, TIS, Taylor Industrial Software (USA), Inc., a Nevada corporation, TMS and Taylor. A copy of the Agreement is attached hereto as
Exhibit 10.1 and is hereby incorporated by reference.

    In connection with the transaction, the Registrant loaned Taylor $2 million (U.S.) pursuant to a promissory note (the "Note") dated September 25, 1997. The Note bears interest at 8% per annum and is payable in five equal annual installments beginning on September 25, 1999 and ending on September 25, 2003. A copy of the Note is attached hereto as Exhibit 10.2 and is hereby incorporated by reference.

    Taylor is a shareholder of TMS, and will remain on the Registrant's Board of Directors and continue as the Registrant's Senior Vice President of Software Development on a full time basis.

    A copy of the press release of the Registrant, dated September 29, 1997, is attached hereto as Exhibit 10.3 and is hereby incorporated by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         10.1 Asset Purchase Agreement dated as of August 1, 1997 by and among the Registrant, Taylor Industrial Software, Inc., an Alberta corporation, Taylor Industrial Software (USA), Inc., a Nevada corporation, Taylor Manufacturing Systems, Inc., a Georgia corporation and Neil Taylor ("Taylor").

         10.2 Promissory Notes dated September 25, 1997, executed by Neil
              Taylor.

         10.3 Press Release dated September 29, 1997.

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 21, 1997           TOTAL CONTROL PRODUCTS, INC.


                                 By:  /s/Nic Gihl
                                      -------------------------------
                                       Name: Nic Gihl
                                      Title: President, Chief Executive
                                             Officer and Chairman


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                                        INDEX


Exhibit
Number        Description of Document
--------      -----------------------
10.1          Asset Purchase Agreement dated as of August 1, 1997 by and among the Registrant, Taylor Industrial Software, Inc., an Alberta corporation, Taylor Industrial Software (USA), Inc., a Nevada corporation, Taylor Manufacturing Systems, Inc., a Georgia corporation and Neil Taylor ("Taylor").

10.2          Promissory Notes dated September 25, 1997, executed by
              Neil Taylor.

10.3          Press Release dated September 29, 1997.